Filed pursuant to Rule 497

Registration No. 333-261732

Rule 482ad

Hercules Capital, Inc. Announces Public

Offering of Common Stock

PALO ALTO, Calif., August 7, 2023 – Hercules Capital, Inc. (NYSE: HTGC) (“Hercules”) today announced that it plans to make a public offering of 6,000,000 shares of its common stock. Hercules also expects to grant the underwriters for the offering an option to purchase up to an additional 900,000 shares of its common stock.

Morgan Stanley, UBS Investment Bank and Wells Fargo Securities are acting as joint lead book-running managers, Goldman Sachs & Co. LLC, Jefferies and Keefe, Bruyette & Woods, A Stifel Company, are acting as joint book-running managers, and Compass Point, JMP Securities, a Citizens Company and MUFG are acting as co-managers in this offering.

Hercules expects to use the net proceeds from this offering (i) to fund investments in debt and equity securities in accordance with its investment objectives, (ii) to repay indebtedness under its revolving credit facility and (iii) for other general corporate purposes.

The securities described above are being offered by Hercules pursuant to an effective shelf registration statement previously filed with and deemed immediately effective upon filing by the Securities and Exchange Commission (the “SEC”) on December 17, 2021. The offering may be made only by means of a prospectus supplement and the accompanying prospectus, copies of the preliminary prospectus supplement and accompanying prospectus, and, when available, the prospectus supplement, may be obtained from Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department; UBS Securities LLC, 1285 Avenue of the Americas, New York, New York, 10019, Attn: Prospectus Department, by email: ol-prospectus-request@ubs.com; or Wells Fargo Securities, LLC, 500 West 33rd Street, New York, New York, 10001, Attn: Equity Syndicate Department, by calling toll free 1-800-326-5897, or by e-mail at cmclientsupport@wellsfargo.com.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of Hercules before investing. The preliminary prospectus supplement and the accompanying prospectus, which have been filed with the SEC, contain this and other information about Hercules and should be read carefully before investing.

Filed pursuant to Rule 497

Registration No. 333-261732

Rule 482ad

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, the shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Hercules Capital, Inc.

Hercules Capital, Inc. (NYSE: HTGC) is the leading and largest specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broad variety of technology, life sciences and sustainable and renewable technology industries. Since inception (December 2003), Hercules has committed more than $17 billion to over 600 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing.

Hercules, through its wholly owned subsidiary, Hercules Adviser LLC (“Hercules Adviser”), also maintains an asset management business through which it manages investments for external parties (“Adviser Funds”). Hercules Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and should not be relied upon in making any investment decision. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. While we cannot identify all such risks and uncertainties, we urge you to read the risks discussed in our Annual Report on Form 10-K and other materials that we publicly file with the Securities and Exchange Commission. Any forward-looking statements made in this press release are made only as of the date hereof. Hercules assumes no obligation to update any such statements in the future.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Capital, Inc.

(650) 433-5578

mhara@htgc.com